UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012 (February 23, 2012)
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BlackRock, Inc.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 810-5300

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2012, the Board of Directors (the “Board”) of BlackRock, Inc. (“BlackRock”) approved an amendment to the Amended and Restated Certificate of Incorporation of BlackRock (the “Charter Amendment”), subject to the approval by BlackRock’s stockholders at the 2012 Annual Meeting of Stockholders, to eliminate BlackRock’s classified board structure under which directors are elected for three-year terms.  If the Charter Amendment is approved by stockholders, starting with the 2013 Annual Meeting of Stockholders, directors whose terms are expiring will stand for election for one-year terms.  Beginning with BlackRock’s 2015 Annual Meeting of Stockholders, all directors would be elected on an annual basis.  In addition, on February 23, 2012, the Board adopted Amendment No. 1 to the Amended and Restated Bylaws of BlackRock (the “Bylaws”) to make conforming changes to the Bylaws.  Amendment No. 1 to the Bylaws will become effective upon the approval by BlackRock’s stockholders of the Charter Amendment and the subsequent filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware.

In addition, on February 23, 2012 and effective on that date, the Board adopted Amendment No. 2 to the Bylaws to change the voting standard for the election of directors in uncontested elections from plurality to a majority of the votes cast. In a contested election (where there are more nominees for election than Board positions to be filled), the directors will be elected by a plurality of the votes cast.

Copies of Amendment No. 1 to the Bylaws and Amendment No. 2 to the Bylaws are filed with this Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of BlackRock, Inc. adopted February 23, 2012 (subject to stockholder approval of the Charter Amendment).

3.2	Amendment No. 2 to the Amended and Restated Bylaws of BlackRock, Inc. adopted February 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher
Managing Director and Deputy General Counsel

Date:  February 27, 2012

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of BlackRock, Inc. adopted February 23, 2012 (subject to stockholder approval of the Charter Amendment).

3.2	Amendment No. 2 to the Amended and Restated Bylaws of BlackRock, Inc. adopted February 23, 2012.